UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 10, 2016

KINDER MORGAN, INC.

 (Exact name of registrant as specified in its charter)

Delaware	001-35081	80-0682103
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1001 Louisiana Street, Suite 1000

Houston, Texas 77002

(Address of principal executive offices, including zip code)

713-369-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                        Regulation FD Disclosure.

In accordance with General Instruction B.2. of Form 8-K, the following information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

On July 10, 2016, Kinder Morgan, Inc. (the “Corporation”) and The Southern Company (“Southern Company”) issued a joint press release announcing a strategic venture between the two companies formed by a definitive agreement under which the Corporation will sell to Southern Company a 50% equity interest in Southern Natural Gas Company, L.L.C.  The Corporation also issued a separate press release announcing a live webcast conference call to be held at 8:30 a.m. Eastern Time on Monday, July 11, 2016, during which time the transaction will be discussed.  The foregoing press releases are furnished as Exhibits 99.1 and 99.2 to this report.

Item 9.01.                                        Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Joint press release of Kinder Morgan, Inc. and The Southern Company issued July 10, 2016

99.2	Press release of Kinder Morgan, Inc. issued July 10, 2016

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINDER MORGAN, INC.

By:	/s/ Kimberly A. Dang
Kimberly A. Dang
Vice President and Chief Financial Officer

Dated: July 11, 2016

EXHIBIT INDEX

Exhibit Number	Description
99.1	Joint press release of Kinder Morgan, Inc. and The Southern Company issued July 10, 2016

99.2	Press release of Kinder Morgan, Inc. issued July 10, 2016